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                                                                   EXHIBIT 10.69


                   THIRD AMENDMENT TO TRUST AGREEMENT BETWEEN
                      FIDELITY MANAGEMENT TRUST COMPANY AND
                                HADCO CORPORATION


         THIS THIRD AMENDMENT, dated as of the first day of January, 1998, by and between Fidelity Management Trust Company (the "Trustee") and Hadco Corporation (the "Sponsor");

                                   WITNESSETH:

         WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated June 1, 1996, with regard to the Hadco Corporation Retirement Plan (the "Plan"); and

         WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof,

         NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the Trust Agreement by:

         (1)      Amending Section 4(e) by restating as follows:

                  (e)      NOTES.

                  (i) NOTES ON CONTRIBUTIONS TO THE HADCO CORPORATION RETIREMENT PLAN BEFORE JULY 1, 1996 AND ON CONTRIBUTIONS TO THE ZYCON CORPORATION PROFIT SHARING 401(K) PLAN BEFORE OCTOBER 1, 1997. The Administrator shall act as the Trustee's agent for the purpose of holding all trust investments in participant loan notes and related documentation and as such shall (i) hold physical custody of and keep safe the notes and other loan documents, (ii) separately account for repayments of such loans and clearly identify such assets as Plan assets,
                  (iii) collect and remit all principal and interest payments to the Trustee, and (iv) cancel and surrender the notes and other loan documentation when a loan has been paid in full. To originate a participant loan, the Plan participant shall direct the Trustee as to the type of loan to be made from the participant's individual account. Such directions shall be made by Plan participants by use of the telephone exchange system maintained for such purpose by the Trustee or its agent. The Trustee shall determine, based on the current value of the participants account, the amount available for the loan. Based on the interest rate supplied by the Sponsor in accordance with the terms of the Plan, the Trustee shall advise the participant of such interest rate, as well as the installment payment amounts. The Trustee shall forward the loan document to the participant for execution and submission for approval to the Administrator. The Administrator shall have the responsibility for approving the loan and instructing the Trustee to send the loan proceeds to the Administrator or to the participant if so directed by the Administrator. In all cases, approval or disapproval by the Administrator shall be made within thirty (30) days of the participant's initial request (the origination date).


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                  (ii)     NOTES ON ALL OTHER CONTRIBUTIONS. The Administrator
                  shall act as the Trustee's agent for participant loan notes and as such shall (i) separately account for repayments of such loans and clearly identify such assets as Plan assets and
                  (ii) collect and remit all principal and interest payments to the Trustee. To originate a participant loan, tile Plan participant shall direct the Trustee as to the term and amount of the loan to be made from the participant's individual account. Such directions shall be made by Plan participants by use of the telephone exchange system maintained for such purpose by the Trustee or its agent. The Trustee shall determine, based on the current value of the participant's account on the date of the request and any guidelines provided by the Sponsor, the amount available for the loan. Based on the interest rate supplied by the Sponsor in accordance with the terms of the Plan, the Trustee shall advise the participant of such interest rate, as well as the installment payment amounts. The Trustee shall distribute the Participant loan agreement and truth-in-lending disclosure with the proceeds check to the participant. To facilitate recordkeeping, the Trustee may destroy the original of any promissory note made in connection with a loan to a participant under the Plan, provided that the Trustee first creates a duplicate by a photographic or optical scanning or other process yielding a reasonable facsimile of the promissory note and the Plan participant's signature thereon, which duplicate may be reduced or enlarged in size from the actual size of the original promissory note.

         IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this third Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

HADCO CORPORATION                           FIDELITY MANAGEMENT TRUST COMPANY


By: /s/ Timothy Matthews      2/4/98        By: /s/ John DiBenedetto   2/18/98
    --------------------------------            ------------------------------
Title: Vice President           Date             Vice President           Date